                                      [letterhead]




                        CONSENT OF REZNICK FEDDER & SILVERMAN


                            -----------------------------



We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated as per the attached schedule with respect to the audits of the partnerships per the attached schedule for the years ended December 31, 1994, 1995 and 1996. We further consent to the incorporation by reference of such report in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.


                                  /s/ Reznick Fedder & Silverman

                                  REZNICK FEDDER & SILVERMAN





Bethesda, Maryland
September 2, 1997

                                     [letterhead]

                                      ATTACHMENT

                               SCHEDULE OF PARTNERSHIPS


PARTNERSHIP NAME                                                   DATED
- ----------------                                                   -----
Beautiful Village Associates Redevelopment Company             February 8, 1995
Branchwood Towers Limited Partnership                          February 7, 1995
Citrus Park Associates, Ltd.                                   January 31, 1995
Community Circle II Limited                                    January 26, 1995
Copperstone Limited Partnership                                January 19, 1995
Diakonia Associates Limited Partnership                        January 31, 1995
Easton Terrace I Associates                                    January 24, 1995
Easton Terrace II Associates                                   February 9, 1995
Eastridge Apartments                                           January 13, 1995
Emory Grove Associates Limited Partnership                     February 6, 1995
First Alexandria Associates                                    January 20, 1995
Flatbush NSA Associates                                        January 30, 1995
Franklin Square School Associates                              January 12, 1995
Gates Mill I Limited Partnership                               February 1, 1995
Grosvenor House Associates Limited Partnership                 February 10, 1995
Harris Park Limited Partnership                                February 8, 1995
Hollybush Gardens I                                            January 27, 1995
Hollybush Gardens II                                           January 27, 1995
Intown West Associates Limited Partnership                     January 27, 1995
Lake Avenue Associates                                         February 6, 1995
Lake Crossing Limited Partnership                              January 11, 1995
Lakehaven Associates One                                       January 25, 1995
Lakehaven Associates Two                                       January 20, 1995
Linden Court Associates                                        January 30, 1995
Loudoun House Limited Partnership                              February 13, 1995
Monaco Arms Associates I                                       January 30, 1995
Monaco Arms Associates II                                      January 25, 1995
Muske Limited Partnership                                      February 3, 1995
Natick Associates                                              January 31, 1995
Oakcrest Terrace Apartments                                    February 8, 1995
Oakwood Limited Partnership                                    February 3, 1995
Parkview Associates                                            January 20, 1995
Queenstown Apartments Limited Partnership                      February 9, 1995
Rancho Townhouse Associates                                    February 3, 1995
Ruscombe Gardens Limited Partnership                           January 30, 1995
Sencit - Jacksonville Company LTD                              January 14, 1995
Sheffield Associates                                           February 8, 1995
Snap IV Limited Partnership                                    January 31, 1995
Tara Bridge Limited Partnership                                January 20, 1995
Twin Towers Associates                                         February 10, 1995
Tyee Associates Limited Partnership                            January 13, 1995
Urbanization Maria Lopez Housing Company                       February 3, 1995
Westminster Associates                                         January 31, 1995
Wollaston Manor Associates                                     January 25, 1995
Woodside Village Limited Partnership                           January 13, 1995

                                      ATTACHMENT

                               SCHEDULE OF PARTNERSHIPS


PARTNERSHIP NAME                                                   DATED
- ----------------                                                   -----
Beautiful Village Associates Redevelopment Company             April 3, 1996
Branchwood Towers Limited Partnership                          January 24, 1996
Citrus Park Associates, Ltd.                                   January 24, 1996
Community Circle II Limited                                    January 25, 1996
Copperstone Limited Partnership                                January 31, 1996
Country Lakes Associates Two                                   February 9, 1996
Diakonia Associates Limited Partnership                        August 15, 1995
Easton Terrace I Associates                                    January 27, 1996
Eastridge Apartments                                           January 17, 1996
Emory Grove Associates Limited Partnership                     February 12, 1996
First Alexandria Associates                                    January 17, 1996
Flatbush NSA Associates                                        January 17, 1996
Franklin Square School Associates                              January 22, 1996
Gates Mill I Limited Partnership                               January 30, 1996
Grosvenor House Associates Limited Partnership                 February 9, 1996
Hollybush Gardens I                                            January 24, 1996
Hollybush Gardens II                                           January 24, 1996
Hollywood Gardens                                              January 22, 1996
Intown West Associates Limited Partnership                     February 8, 1996
Lake Avenue Associates                                         February 9, 1996
Lake Crossing Limited Partnership                              January 24, 1996
Lakehaven Associates One                                       January 24, 1996
Lakehaven Associates Two                                       January 27, 1996
Linden Court Associates                                        February 12, 1996
Loudoun House Limited Partnership                              January 31, 1996
Monaco Arms Associates I                                       January 22, 1996
Monaco Arms Associates II                                      January 22, 1996
Muske Limited Partnership                                      February 20, 1996
Natick Associates                                              January 23, 1996
Oakcrest Terrace Apartments                                    February 16, 1996
Oakwood Limited Partnership                                    February 22, 1996
Parkview Associates                                            January 19, 1996
Queenstown Apartments Limited Partnership                      February 12, 1996
Rancho Townhouse Associates                                    February 7, 1996
Ruscombe Gardens Limited Partnership                           January 24, 1996
Sencit - Jacksonville Company LTD                              January 17, 1996
Sencit F/G Metropolitan Associates                             February 21, 1996
Sheffield Associates                                           February 7, 1996
Snap IV Limited Partnership                                    February 21, 1996
Twin Towers Associates                                         January 16, 1996
Tyee Associates Limited Partnership                            January 19, 1996
Urbanization Maria Lopez Housing Company                       January 27, 1996
Westminster Associates                                         January 31, 1996
Wollaston Manor Associates                                     January 17, 1996
Woodside Village Limited Partnership                           January 10, 1996
2nd Tier - Copperstone Circle Limited Partnership              February 8, 1996
2nd Tier - Eastridge Limited Partnership                       February 8, 1996
2nd Tier - Emory Grove Associates                              February 22, 1996
2nd Tier - Oakwood-Muskegon Limited Partnership                February 22, 1996

                                      ATTACHMENT

                               SCHEDULE OF PARTNERSHIPS


PARTNERSHIP NAME                                                   DATED
- ----------------                                                   -----
Beautiful Village Associates Redevelopment Company             January 29, 1997
Branchwood Towers Limited Partnership                          January 23, 1997
Brookview Apartments Company Limited                           January 30, 1997
Citrus Park Associates, Ltd.                                   January 30, 1997
Clover Ridge East Limited Partnership                          January 21, 1997
Colony Apartments Company Limited                              January 20, 1997
Community Circle II Limited                                    January 30, 1997
Copperstone Limited Partnership                                January 27, 1997
Country Lakes Associates Two                                   February 6, 1997
Diakonia Associates Limited Partnership                        August 13, 1996
East Hampton Limited Partnership                               February 7, 1997
Easton Terrace I Associates                                    January 15, 1997
Eastridge Apartments                                           January 17, 1997
Edgewood II Associates                                         January 23, 1997
Emory Grove Associates Limited Partnership                     February 7, 1997
Fairburn and Gordon Associates, Phase I                        January 23, 1997
Fairburn and Gordon Associates, Phase II                       January 23, 1997
First Alexandria Associates                                    January 15, 1997
Flatbush NSA Associates                                        January 24, 1997
Franklin Square School Associates                              January 23, 1997
Gates Mill I Limited Partnership                               January 23, 1997
Grosvenor House Associates Limited Partnership                 January 22, 1997
Hollywood Gardens                                              January 28, 1997
Intown West Associates Limited Partnership                     February 1, 1997
Laing Village A Limited Partnership                            January 31, 1997
Lake Avenue Associates                                         February 12, 1997
Lake Crossing Limited Partnership                              February 5, 1997
Lakehaven Associates One                                       January 25, 1997
Lakehaven Associates Two                                       January 30, 1997
Linden Court Associates                                        February 6, 1997
Loudoun House Limited Partnership                              January 17, 1997
Monaco Arms Associates I                                       January 28, 1997
Monaco Arms Associates II                                      January 28, 1997
Muske Limited Partnership                                      February 7, 1997
Natick Associates                                              January 10, 1997
Oakcrest Terrace Apartments                                    February 10, 1997
Oakland City/West End Associates, Ltd.                         January 31, 1997
Oakwood Limited Partnership                                    February 8, 1997
Orangeburg Manor                                               January 20, 1997
Parkview Associates                                            January 29, 1997
Pleasant Valley Apartments, Ltd.                               January 17, 1997
Queenstown Apartments Limited Partnership                      February 7, 1997
Ruscombe Gardens Limited Partnership                           January 31, 1997
Sandy Springs Associates, Ltd.                                 January 23, 1997
Sencit - Jacksonville Company LTD                              January 20, 1997
Sencit F/G Metropolitan Associates                             February 5, 1997

Tiffany Rehab Associates                                        January 17, 1997
Twin Towers Associates                                          February 5, 1997
Tyee Associates Limited Partnership                             January 17, 1997
Urbanization Maria Lopez Housing Company                        January 22, 1997
Village Green Apartments Company Limited                        January 18, 1997
Vineville Towers Associates, Ltd.                               January 24, 1997
Westgate Apartments                                             February 3, 1997
Westminster Associates                                          January 24, 1997
Wollaston Manor Associates                                      January 31, 1997
Woodside Village Limited Partnership                            January 16, 1997
2nd Tier - Copperston Circle Limited Partnership                March 6, 1997
2nd Tier - Eastridge Limited Partnership                        March 3, 1997
2nd Tier - Emory Grove Associates                               March 4, 1997
2nd Tier - Oakwood-Muskegon Limited Partnership                 March 3, 1997